                                                                    Exhibit 10.1


                                 AMENDMENT NO. 2

                  This AMENDMENT NO. 2, dated as of September 1, 2000 (this "AMENDMENT"), to the First Amended and Restated Agreement and Plan of Merger, dated as of March 10, 2000, as amended by Amendment No. 1 dated as of May 11, 2000 (the "MERGER AGREEMENT"; capitalized terms used but not defined herein have the meanings given to them in the Merger Agreement), is entered into among Envision Development Corporation, a Florida corporation ("HOLDINGS"), perfumania.com, inc., a Florida corporation ("PERFUMANIA.COM"), Envision Acquisition Corporation, a Massachusetts corporation ("EAC"), Envision Development Corporation, a Massachusetts corporation ("ENVISION"), and the stockholders of Envision listed on Schedule I to the Merger Agreement (the "STOCKHOLDERS").

                  WHEREAS, the parties hereto desire to amend the Merger Agreement on the terms provided herein;

                  WHEREAS, the Boards of Directors of Holdings and Envision have approved this Amendment;

                  WHEREAS, each of the stockholders of Envision immediately prior to the Effective Time, by their execution of this Amendment, hereby unanimously consent to the terms of this Amendment;

                   NOW, THEREFORE, the parties agree as follows:

                  1. AMENDMENT TO SECTION 1.6.2(a). Section 1.6.2(a) of the Merger Agreement is amended by deleting it in its entirety and inserting in lieu thereof the following:

                           " (a) Subject to the provisions of this Article 1,
                  each share of Common Stock, without par value, of Envision ("ENVISION STOCK") issued and outstanding immediately prior to the Effective Time (except for Envision Stock canceled pursuant to Section 1.6.2(b)) shall be converted into and become the right to receive 1.91815 (the "EXCHANGE RATIO") shares of Holdings Common Stock for an aggregate of 1,467,956 shares in accordance with Exhibit A hereto; provided that if the Closing Price is less than $12.00, then the Exchange Ratio shall be adjusted to equal the quotient obtained by dividing
                  (i) $24,000,000 divided by the Closing Price by (ii) 765,298. The Exchange Ratio shall be further adjusted to reflect the effect of any stock split, reverse split, stock dividend, reorganization, recapitalization or similar transactions (collectively, "STOCK Splits")."

                   2. EFFECTIVE DATE; NO OTHER AMENDMENTS. Each of the parties hereto agrees that the amendments to the Merger Agreement contained in this Amendment shall be effective upon execution of this Amendment by each party hereto. Except as expressly amended by this



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Amendment, the provisions of the Merger Agreement are ratified and confirmed by the parties and shall remain in full force and effect. All references in the Merger Agreement to "this Agreement" shall be read as references to the Merger Agreement, as amended by this Amendment.

                   3. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts exclusive of its choice of law rules.

                   4. COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]






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                  IN WITNESS WHEREOF, the undersigned have each caused this
Amendment No. 2 to be executed as of the date first written above.


                                    ENVISION DEVELOPMENT CORPORATION, a
                                    Florida corporation



                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: Chief Executive Officer




                                    PERFUMANIA.COM, INC.



                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: President and Chief Operating
                                               Officer



                                    ENVISION ACQUISITION CORPORATION



                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: President




                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: Treasurer




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                                    ENVISION DEVELOPMENT CORPORATION, a
                                    Massachusetts corporation



                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: President and Chief Executive
                                               Officer



                                    By: /s/ Dean M. Willard
                                        ----------------------------------------
                                        Name:  Dean M. Willard
                                        Title: Treasurer



                                    STOCKHOLDERS:




                                    /s/ Richard L. Simon
                                    --------------------------------------------
                                    Richard L. Simon
                                    Address:  33 Fox Run Road
                                              Sudbury, MA  01742




                                    /s/ Gary Whear
                                    --------------------------------------------
                                    Gary Whear
                                    Address:  257 Loring Avenue
                                              Salem, MA  01970



                                    /s/ Leonard J. Umina
                                    --------------------------------------------
                                    Leonard J. Umina
                                    Address:  607 Sudbury Street
                                              Marlborough, MA  01752






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                                    LMMK TRUST



                                    By: /s/ Leanard J. Unima
                                        ----------------------------------------
                                          Leonard J. Umina, Trustee
                                          Address:  607 Sudbury Street
                                                    Marlborough, MA  01752



                                    /s/ John Hathway
                                    --------------------------------------------
                                    John Hathaway
                                    Address: 7 Rooks Road
                                             Westford, MA  01886



                                    /s/ Christopher W. Walsh
                                    --------------------------------------------
                                    Christopher W. Walsh
                                    Address:  7 Tory Lane
                                              Northborough, MA  01732



                                    /s/ John Donovan Sr.
                                    --------------------------------------------
                                    John Donovan, Sr.
                                    Address: 65 Commons Drive, Apt. 609
                                             Shrewsbury, MA  01545



                                    /s/ Donal Wunschel
                                    --------------------------------------------
                                    Donald Wunschel
                                    Address: 16 Churchill Road
                                             Chelmsford, MA  01824



                                    /s/ George Hathaway
                                    --------------------------------------------
                                    George Hathaway
                                    Address: 2905 Bryer Ridge Drive
                                             Export, PA  15632



                                    /s/ Rita Hathaway
                                    --------------------------------------------
                                    Rita Hathaway
                                    Address: 2905 Bryer Ridge Drive
                                             Export, PA  15632







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                                    /s/ John Connors
                                    --------------------------------------------
                                    John Connors
                                    Address: 3 Stonemeadow Drive
                                             Westwood, MA  02090



                                    /s/ Frederick Achille
                                    --------------------------------------------
                                    Frederick Achille
                                    Address: 746 Apple Court
                                             Marco Island, FL  34145





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